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EXHIBIT NO. 3

                             JOINT FILING AGREEMENT

                  In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the undersigned agrees to the joint filing on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock of Quality Dining, Inc. and further agrees that this agreement be included as an exhibit to such filing. Each party to the agreement expressly authorizes each other party to file on its behalf any and all amendments to such statement. Each party to this agreement agrees that this joint filing agreement may be signed in counterparts.

                  IN WITNESS WHEREOF, the undersigned have caused this Agreement to be executed on the 3rd day of February, 2005.


                                               /s/ Daniel B. Fitzpatrick
                                               -------------------------
                                               Daniel B. Fitzpatrick


                                               /s/ Gerald O. Fitzpatrick
                                               -------------------------
                                               Gerald O. Fitzpatrick


                                               /s/ James K. Fitzpatrick
                                               ------------------------
                                               James K. Fitzpatrick


                                               /s/ Ezra H. Friedlander
                                               -----------------------
                                               Ezra H. Friedlander


                                               /s/ John C. Firrth
                                               ------------------
                                               John C. Firth


                                               /s/ William Roy Schonsoheck
                                               ---------------------------
                                               William Roy Schonsheck


                                               /s/ Nanette Marie Schonsheck
                                               ----------------------------
                                               Nanette Marie Schonsheck